UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2012

EQUITY ONE, INC.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.)
1600 NE Miami Gardens Drive North Miami Beach, Florida	33179
(Address of principal executive offices)	(Zip Code)

(305) 947-1664

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 14, 2012, Equity One, Inc., a Maryland corporation (the “Company”), will make a presentation to certain analysts and investors in New York, New York. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Additionally, the Company is furnishing as Exhibit 99.2 to this Current Report on Form 8-K its investor presentation which will be used, in whole or in part, and subject to modification, on May 14, 2012 and at subsequent investor conferences.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Act of 1934, as amended, nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	May 14, 2012 Presentation

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

Date: May 14, 2012	By:	/s/ Mark Langer
Mark Langer
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	May 14, 2012 Presentation

99.2	Investor Presentation